UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: December 29, 2008
(Date of earliest event reported)
Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33368 (Commission File Number)	91-2143667 (IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 300
San Mateo, California (Address of Principal Executive Offices)	94404 (Zip Code)
(650) 532-2400
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.01
EX-10.01
EX-10.02
EX-10.03
EX-10.04
EX-10.05
EX-10.06

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to MIG Merger Agreement
     On December 29, 2008, Glu Mobile Inc. (the “Company”) entered into an amendment (the “Amendment Agreement”) to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 28, 2007, by and among the Company, Maverick Acquisition Corp., a business company incorporated under the laws of the British Virgin Islands (“Sub”), Awaken Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Awaken”), Awaken (Beijing) Communications Technology Co. Ltd. ( “WFOE”), a wholly foreign-owned enterprise organized under the laws of the People’s Republic of China (the “PRC”), Beijing Zhangzhong MIG Information Technology Co. Ltd., a domestic limited liability company organized under the laws of the PRC (“MIG”), Beijing Qinwang Technology Co. Ltd., a domestic limited liability company organized under the laws of the PRC (“Qinwang”), each of Wang Bin, Wang Xin and You Yanli (collectively, the “PRC Shareholders”), and Wang Xin, as the representative of the shareholders of the Awaken (the transactions provided for under the Merger Agreement, the “Merger”).
     The Merger Agreement provided for earnout payments having a value of up to $20.0 million to the former Awaken shareholders (collectively, the “Awaken Holders”) based on the performance in 2008 of the entities acquired by the Company in the Merger. In addition, in connection with the Merger, Wang Bin and Wang Xin each entered into an employment agreement with MIG, each dated November 28, 2007 (together, the “Employment Agreements”), providing, among other things, for the payment of bonuses to Wang Bin and Wang Xin of up to an aggregate of $5.0 million based on 2008 performance of the acquired entities. The Company believes that the targets for payment of the earnout payments and bonus have been achieved in full.
     On December 29, 2008, the Company entered into amendments to the Merger Agreement an Employment Agreements restructuring the required earnout and bonus payments (the “Restructuring”). To effect the Restructuring, the Company and/or subsidiaries of the Company entered into the following agreements, among others: (i) the Amendment Agreement; (ii) the Senior Subordinated Secured Promissory Notes between Glu Mobile Inc. and each of the former shareholders of MIG (the “MIG Shareholders”), dated as of December 29, 2008 , in the aggregate principal amount of $20,000,000 (the “Earnout Notes”); (iii) the Secured Promissory Notes in the aggregate principal amount of $5,000,000, between Beijing Zhangzhong MIG Information Technology Co., Ltd. (“MIG”) and each of Wang Bin and Wang Xin, dated as of December 29, 2008 (the “Special Bonus Notes”); (v) a Security Agreement among Glu Mobile Inc., and each of the former shareholders of MIG and Wang Xin, dated as of December 29, 2008 (the “Security Agreement”) and (iv) a Guaranty among Glu Mobile Inc. Wang Bin and Wang Xin, dated as of December 29, 2008 (the “Guaranty”); (collectively, the “Restructuring Documents”).
Amendment Agreement
     The Amendment Agreement amends the Merger Agreement as follows:
•	Provides that the $20 million earnout payment to the MIG shareholders shall be satisfied by the issuance of the Earnout Notes;

•	Releases all funds held in escrow pursuant to the Merger Agreement to the Awaken Holders on or before January 15, 2009 and provides that the Company will no longer be permitted to make claims against the escrow account established under the Merger Agreement;

•	Provides that the Company and the MIG Shareholders agreed to release each other from all claims, except for claims related to those representations and warranties that survive for longer than 18 months under Section 11 of the Merger Agreement.

The Earnout Notes
     The Earnout Notes require that the Company pay off the principal and interest in installments with aggregate principal payments scheduled for January 15, 2009 ($6,000,000), April 1, 2009 ($3,000,000), July 1, 2009 ($5,000,000), March 31, 2010 ($1,500,000), June 30, 2010 ($1,500,000), September 30, 2010 ($1,500,000) and December 31, 2010 ($1,500,000). The Earnout Notes are secured by a lien on substantially all of the Company’s assets, and are subordinated to the Company’s obligations to Silicon Valley Bank (“Lender”), the lender under the Company’s Loan and Security Agreement, dated as of February 15, 2007, as amended (the “Credit Facility”), and any replacement credit facility that meets certain conditions. The Earnout Notes begin accruing simple interest on April 1, 2009 at the rate of 7% compounded annually, payable in arrears, and may be prepaid without penalty.
     A change of control of the Company accelerates the payment of principal and interest under the Earnout Notes.
The Special Bonus Notes
     MIG issued the Special Bonus Notes to each of Wang Xin and Wang Bin in the aggregate principal amount of $5,000,000, in satisfaction of obligations to pay bonuses under their Employment Agreements. The Special Bonus Notes provide for cash payments of $937,500 in the aggregate on each of March 31, 2010 and June 30, 2010, and of $1,562,500 in the aggregate on each of September 30, 2010 and December 31, 2010. The Special Bonus Notes are guaranteed by the Company under the Guaranty, and the Company’s obligations under the Guaranty are secured by a lien on substantially all of the Company’s assets. The Special Bonus Notes are subordinated to the Credit Facility and any replacement credit facility that meets certain conditions . The Special Bonus Notes begin accruing simple interest on April 1, 2009 at the rate of 7% compounded annually, payable in arrears, and may be paid off in advance without penalty. A change of control of the Company accelerates the payment of principal and interest under the Earnout Notes.
     The foregoing description of the Restructuring and the Restructuring Documents is qualified in its entirety by (i) the Amendment Agreement, (ii) the Earnout Notes, (iii) the Special Bonus Notes, (iv) the Security Agreement and (v) the Guaranty, copies of which are filed as Exhibits 2.01, 10.01, 10.02, 10.03, 10.04 and 10.05 to this Report and are incorporated into this Item 1.01 by reference.
Amended and Restated Loan and Security Agreement
     On December 29, 2008, Glu Mobile Inc. (the “Company”) and two of its subsidiaries, Glu Games Inc. and Superscape Inc., entered into an Amended and Restated Loan and Security Agreement (the “Credit Facility”) with the Lender, which Credit Facility amends and supersedes that certain Loan and Security Agreement between the Company and SVB, dated as of February 14, 2007, as amended. The Credit Facility provides for borrowings of up to $8 million, subject to a borrowing base equal to 80% of the Company’s eligible accounts receivable. The Company has not drawn down on the Credit Facility as of the date of this Report.
     The Company’s obligations under the Credit Facility are guaranteed by certain of the Company’s domestic and foreign subsidiaries and are secured by substantially all of the Company’s assets, including all of the capital stock of certain of the Company’s domestic subsidiaries and 65% of the capital stock of certain of its foreign subsidiaries.
     The interest rate for the Credit Facility is SVB’s prime rate, plus 1.0%, but no less than 5.0%. Interest is due monthly, with all outstanding obligations due at maturity. The Company must also pay SVB a monthly unused revolving line facility fee of 35 bps on the unused portion of the $8.0 million commitment. In addition, the Company must pay SVB a non-refundable commitment fee of $55,000 on December 29, 2008 and December 29, 2009.

     The Credit Facility limits the Company and certain of its subsidiaries’ ability to, among other things, dispose of assets, make acquisitions, incur additional indebtedness, incur liens, pay dividends and make other distributions, and make investments .
     The Credit Facility requires the Company to establish a separate account at SVB for collection of its accounts receivables. All deposits into this account will be automatically be applied by SVB to the Company’s outstanding obligations under the Credit Facility.
     In addition, under the Credit Facility, the Company must comply with the following financial covenants:
     (a) Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”). The Company must maintain, measured on consolidated basis as of the end of each of the following periods, EBITA of at least the following:
•	October 1, 2008 through December 31, 2008: $(1,672,000)

•	October 1, 2008 through March 31, 2009: $(2,382,000)

•	January 1, 2009 through June 30, 2009: $(812,000)

•	April 1, 2009 through September 30, 2009: $1,572,000

•	July 1, 2009 through December 31, 2009: $4,263,000

•	October 1, 2009 through March 31, 2010: $5,092,000

•	January 1, 2010 through June 30, 2010: $5,257,000

•	April 1, 2010 through September 30, 2010: $5,298,000

•	July 1, 2010 through December 31, 2010: $6,073,000
For purposes of the above covenant, EBITDA means (a) the Company’s consolidated net income, determined in accordance with U.S. Generally accepted accounting principles, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of net income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) non-cash stock compensation expense, plus (f) non-cash goodwill and other intangible assets and royalty impairments, plus (h) non-cash foreign exchange translation charges, minus (i) all non-cash income of the Company and its subsidiaries for such period.
(b) Minimum Domestic Liquidity: The Company must maintain at SVB an amount of cash, cash equivalents and short-term investments of not less than the greater of: (a) 20% of the Company’s total consolidated unrestricted cash, cash equivalents and short-term investments, or (b) 15% of outstanding obligations under the Credit Facility.
The Company’s failure to comply with the financial or operating covenants in the Credit Facility would not only prohibit the Company from borrowing under the facility, but would also constitute a default, permitting SVB to, among other things, declare any outstanding borrowings, including all accrued interest and unpaid fees, becoming immediately due and payable. A change in control of the Company (as defined in the Credit Facility) also constitutes an event of default, permitting SVB to accelerate the indebtedness and terminate the Credit Facility. The Credit Facility also contains other customary events of default.
     The Credit Facility matures on December 29, 2010, when all amounts outstanding will be due. If the Credit Facility is terminated prior to maturity by the Company or by SVB after the occurrence and continuance of an event of default, then the Company will owe a termination fee equal $80,000, or 1.00% of the total commitment.
     The foregoing description of the Credit Facility is qualified in its entirety by the Credit Facility, a copy of which is filed as Exhibit 10.05 to this Report and is incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The discussion under Item 1.01 of this Report is incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

No.	Description
2.01	First Amendment to Agreement and Plan of Merger dated November 28, 2007, among Glu Mobile Inc. Maverick Acquisition Corp., a business company incorporated under the laws of the British Virgin Islands (“Sub”), Awaken Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Awaken”), Awaken (Beijing) Communications Technology Co. Ltd. ( “WFOE”), a wholly foreign-owned enterprise organized under the laws of the People’s Republic of China (the “PRC”), Beijing Zhangzhong MIG Information Technology Co. Ltd., a domestic limited liability company organized under the laws of the PRC (“MIG”), Beijing Qinwang Technology Co. Ltd., a domestic limited liability company organized under the laws of the PRC (“Qinwang”), each of Wang Bin, Wang Xin and You Yanli (collectively, the “PRC Shareholders”), and Wang Xin, as the representative of the shareholders of the Awaken, dated as of December 29, 2008.

10.01	Form of Senior Subordinated Secured Promissory Note, between Glu Mobile Inc. and each of the former shareholders of Beijing Zhangzhong MIG Information Technology Co. Ltd., dated as of December 29, 2008.

10.02	Secured Promissory Note in the principal amount of $2,500,000, between Beijing Zhangzhong MIG Information Technology Co., Ltd. and Wang Bin, dated as of December 29, 2008.

10.03	Secured Promissory Note in the principal amount of $2,500,000, between Beijing Zhangzhong MIG Information Technology Co., Ltd. and Wang Xin, dated as of December 29, 2008.

10.04	Security Agreement, among Glu Mobile Inc., and each of the former shareholders of Beijing Zhangzhong MIG Information Technology Co. Ltd. and Wang Xin, dated as of December 29, 2008.

10.05	Guaranty Agreement, among Glu Mobile Inc. Wang Bin and Wang Xin, dated as of December 29, 2008.

10.06	Amended and Restated Loan and Security Agreement among Silicon Valley Bank, Glu Mobile Inc., Glu Games Inc. and Superscape Inc., dated as of December 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.
Date: December 30, 2008	By:	/s/ L. Gregory Ballard
		Name:	L. Gregory Ballard
		Title:	Chief Executive Officer

EXHIBIT INDEX

No.	Description
2.01	First Amendment to Agreement and Plan of Merger dated November 28, 2007, among Glu Mobile Inc. Maverick Acquisition Corp., a business company incorporated under the laws of the British Virgin Islands (“Sub”), Awaken Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Awaken”), Awaken (Beijing) Communications Technology Co. Ltd. ( “WFOE”), a wholly foreign-owned enterprise organized under the laws of the People’s Republic of China (the “PRC”), Beijing Zhangzhong MIG Information Technology Co. Ltd., a domestic limited liability company organized under the laws of the PRC (“MIG”), Beijing Qinwang Technology Co. Ltd., a domestic limited liability company organized under the laws of the PRC (“Qinwang”), each of Wang Bin, Wang Xin and You Yanli (collectively, the “PRC Shareholders”), and Wang Xin, as the representative of the shareholders of the Awaken, dated as of December 29, 2008.

10.01	Form of Senior Subordinated Secured Promissory Note, between Glu Mobile Inc. and each of the former shareholders of Beijing Zhangzhong MIG Information Technology Co. Ltd., dated as of December 29, 2008.

10.02	Secured Promissory Note in the principal amount of $2,500,000, between Beijing Zhangzhong MIG Information Technology Co., Ltd. and Wang Bin, dated as of December 29, 2008.

10.03	Secured Promissory Note in the principal amount of $2,500,000, between Beijing Zhangzhong MIG Information Technology Co., Ltd. and Wang Xin, dated as of December 29, 2008.

10.04	Security Agreement, among Glu Mobile Inc., and each of the former shareholders of Beijing Zhangzhong MIG Information Technology Co. Ltd. and Wang Xin, dated as of December 29, 2008.

10.05	Guaranty Agreement, among Glu Mobile Inc. Wang Bin and Wang Xin, dated as of December 29, 2008.

10.06	Amended and Restated Loan and Security Agreement among Silicon Valley Bank, Glu Mobile Inc., Glu Games Inc. and Superscape Inc., dated as of December 29, 2008.